================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 2, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                 13-3437739
         --------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


         7 PENN PLAZA, SUITE 422, NEW YORK, NEW YORK            10001
         -------------------------------------------            -----
        (Address of principal executive offices)                (Zip Code)

                                 (212) 563-1036
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                       __________________________________
                       (Former name or former address, if
                           changed since last report)

ITEM 5.  OTHER EVENTS

On January 2, 2003, the Company announced that it had terminated the employment of Joseph P. D'Alessandris, the Company's Chief Financial Officer, and had commenced a search for his successor.

The Company also announced that a former significant customer of the Company that had defaulted on $8,844,805 in Trade Acceptance Drafts ("TADs") filed for Chapter 11 bankruptcy protection on December 20, 2002 in the Eastern District of Texas, Sherman Division. The Company announced that it had made a claim for payment against the surety bonds insuring performance by such customer under the defaulted TADs, that the Company has been appointed to the creditors' committee in the bankruptcy proceeding and intends to file a claim for the full amount of the defaulted TADs.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into any other filings with the Securities and Exchange Commission made by Actrade Financial Technologies Ltd.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         99.1              Press Release, dated January 2, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         On January 2, 2003, Actrade Financial Technologies Ltd. issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



Date: January 2, 2003              By:  /s/ RICHARD MCCORMICK
                                        ---------------------------------------
                                        Richard McCormick
                                        Chief Executive Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         99.1              Press Release, dated January 2, 2003.